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                                                                     EXHIBIT 10q

                               FIRST AMENDMENT TO
                           PURCHASE AND SALE CONTRACT


         THIS FIRST AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Amendment") is made and executed effective as of February 1, 2002, by and between TOWER PLACE JOINT VENTURE ("Seller") and TISANO REALTY, INC. ("Buyer").

         Buyer and Seller entered into that certain Purchase and Sale Contract dated effective as of January 2, 2002 (said Purchase and Sale Contract herein called the "Contract"). Buyer terminated the Contract in a letter to Seller dated January 30, 2002. Buyer and Seller now desire to reinstate the Contract and, in addition, amend the Contract.

         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Capital Improvements Allowance. Article 14(a) of the Contract is hereby amended to provide that at Closing Seller shall pay to Buyer the sum of One Hundred Fifty Thousand and 00/100 Dollars ($150,000.00) as a capital improvement allowance.

         2. Reinstatement and Ratification. Except as expressly provided otherwise in this Amendment, notwithstanding Buyer's prior termination of the Contract, the Contract shall be reinstated and shall continue in full force and effect in accordance with its terms.

         3. Defined Terms. Terms defined in the Contract shall have the same meaning when used in this Amendment.

         4. Counterparts. This Amendment may be executed in two or more identical counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

                             REMAINDER OF THIS PAGE
                            LEFT BLANK INTENTIONALLY


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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                             BUYER:

                             TISANO REALTY, INC., a Connecticut corporation

                             By:
                                ------------------------------------------------
                             Name:
                                   ---------------------------------------------
                             Title:
                                    --------------------------------------------



                             SELLER:

                             TOWER PLACE JOINT VENTURE, a
                             Texas joint venture

                             By: Murray Income Properties I, Ltd., a
                                 Texas limited partnership

                                 By: Murray Realty Investors VIII, Inc., a Texas corporation, General Partner

                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------







                                SIGNATURE PAGE TO
                  FIRST AMENDMENT TO PURCHASE AND SALE CONTRACT